Colonial Utilities Fund

                        Supplement to Prospectuses dated
                                  April 1, 2000
                           Class A, B, C and Z Shares

                   (Replacing Supplements dated May 12, 2000,
                        June 23, 2000 and August 1, 2000)

Effective July 14, 2000, the Fund changed its name to "Liberty Utilities Fund."

The first paragraph under the caption Primary Investment Strategies is revised in its entirety as follows:

The Fund invests at least 65% of its assets in securities of utilities companies. Up to 35% of the Fund's assets may be invested in equity securities of non-utilities related companies. The Fund may invest up to 20% of its assets in foreign utilities company securities.

Effective August 1, 2000, Harvey Hirschhorn began co-managing the Fund.

The sub-caption, Portfolio Manager, under the caption Managing the Fund is revised by adding the following:

Harvey B. Hirschhorn, a senior vice president of Colonial Management Associates, Inc. (Colonial), has managed the Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe & Farnham Incorporated, an affiliate of Colonial, since 1973.

The footnote to the table "Class A Sales Charges" under the subcaption SALES CHARGES under the section YOUR ACCOUNT is revised as follows:

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchased through a fee-based program.


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The following  replaces the table called  "Purchases  Over $1 Million" under the subcaption SALES CHARGES under the section YOUR ACCOUNT:

Amount purchased             Commission %
First $3 million                            1.00
$3 million to less than $5 million          0.80
$5 million to less than $25 million         0.50
$25 million or more                         0.25*

* Paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.

                                                                  August 2, 2000